SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       December 15, 2003
                                                        ------------------

                             Warrantech Corporation
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-13084                  13-3178732
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

        2220 Highway 121, Suite 100, Bedford, Texas                 76021
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: 800-544-9510

ITEM 5. Other Events and required FD Disclosure.

On December 15, 2003, Warrantech Corporation (the "Company") issued a press release announcing that Mr. Joel San Antonio, the founder of the Company, has withdrawn his proposal to take the company private. As announced on September 19, 2003, Mr. San Antonio's proposal had involved cashing out all minority shareholders by means of a reverse stock split.

Mr. San Antonio, in explaining the reason for withdrawing the proposal, advised the Board of Directors that he believed that the Company should focus its efforts on resolving the outstanding accounting issues and improving the company's business and operations in order to achieve greater value for its shareholders. Upon being advised that Mr. San Antonio was withdrawing his proposal, the Board of Directors determined that it would not be in the best interests of the shareholders to explore other alternatives, and the special committee of the Board of Directors which had been formed to review Mr. San Antonio's proposal was dissolved. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1     Press   Release  of  Warrantech   Corporation   dated
                           December 15, 2003.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WARRANTECH CORPORATION
                                        (Registrant)

Date:  December 16, 2003                By: /s/ Richard F. Gavino
                                            -------------------------------
                                            Richard F. Gavino
                                            Executive Vice President and
                                            Chief Financial Officer


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



                                  EXHIBIT INDEX


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     Exhibit #                                        Description                                          Page #
-------------------- ------------------------------------------------------------------------------- -------------------
       99.1                 Press Release of Warrantech Corporation dated December 15, 2003.                 4
-------------------- ------------------------------------------------------------------------------- -------------------



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